SUMMARY PROSPECTUS May 1, 2019
T. ROWE PRICE
Balanced Fund
RPBAX RBAIX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2019, as amended or supplemented, and Statement of Additional Information, dated May 1, 2019, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective

The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed income securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.44%		0.44%

Distribution and service (12b-1) fees	—		—

Other expenses	0.14		0.02

Acquired fund fees and expenses	0.03		0.03

Total annual fund operating expenses	0.61	[b]	0.49 [b]

Fee waiver/expense reimbursement	(0.03)[c]		(0.03)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.58	[b]	0.46 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses and exclude expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price Funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is

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expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$59	$186	$324	$726
I Class	47	148	258	579

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 68.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests approximately 65% of its total assets in common stocks and 35% in fixed income securities. The fund will invest at least 25% of its total assets in fixed income senior securities and may invest up to 35% of its total assets in foreign securities.

When deciding upon overall allocations between stocks and fixed income securities, the portfolio manager may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the portfolio manager may favor stocks. The fund will invest in bonds, including foreign issues, which are primarily investment grade (i.e., assigned one of the four highest credit ratings by established credit rating agencies) and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the portfolio manager’s outlook for interest rates.

When selecting particular stocks, the portfolio manager will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and international stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon T. Rowe Price’s proprietary stock research expertise. While the fund maintains a well-diversified portfolio, its portfolio manager may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to bonds. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, high yield “junk” bonds, mortgage- and asset-backed securities, international bonds, and emerging markets bonds), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated bonds may offer over investment-grade bonds.

SUMMARY	3

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall asset allocation, investment selections or strategies fail to produce the intended results.

Risks of stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Market capitalization risks Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Investment style risks Because the fund invests in stock funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than the overall stock market and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. In recent years, the U.S. and many global markets have experienced historically low interest rates. However, interest rates have begun to rise and may continue doing so, increasing

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the exposure of bond investors such as the fund to the risks associated with rising interest rates. Mortgage-backed securities can react somewhat differently to interest rate changes because falling rates can cause losses of principal due to increased mortgage prepayments and rising rates can lead to decreased prepayments and greater volatility.

Credit risks An issuer of a debt instrument may default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price. This risk is increased when a security is downgraded or the perceived creditworthiness of the issuer deteriorates.

While the fund’s bond investments are expected to primarily be investment grade, the fund may invest in bonds that are rated below investment grade, also known as high yield or “junk” bonds, including those with the lowest credit rating. High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, the securities they issue carry a higher risk of default and should be considered speculative. The fund’s exposure to credit risk, in particular, is increased to the extent it invests in high yield bonds.

Liquidity risks The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Prepayment and extension risks The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes

SUMMARY	5

being imposed on international investments, restrictions on gaining access to the fund’s investments, and less efficient trading markets with lower overall liquidity.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2018

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						12/31/1939
Returns before taxes	-4.92%	4.85%	9.63%	—%
Returns after taxes on distributions	-6.79	3.10	8.24	—
Returns after taxes on distributions
and sale of fund shares	-1.76	3.50	7.63	—
I Class						12/17/2015
Returns before taxes	-4.85	—	—	6.06

Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses, or taxes)
	-4.76	4.08	7.97	5.89	[b]
Combined Index Portfolio (reflects no deduction for fees, expenses, or taxes)[a]
	-4.42	5.08	8.80	5.74	[b]
Lipper Balanced Funds Index
	-4.68	4.48	8.47	5.21	[b]

a Combined Index Portfolio is a blended benchmark that was composed of 50% domestic stocks (S&P 500 Index), 40% bonds (Bloomberg Barclays U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index) through 4/30/08. From 5/1/08 through 4/30/11, the blended benchmark was composed of 52% domestic stocks (S&P 500 Index), 35% bonds (Bloomberg Barclays U.S. Aggregate Index), and 13% international stocks (MSCI EAFE Index). From 5/1/11 through 7/31/12, the blended benchmark was composed of 52%-45.5% domestic stocks (S&P 500 Index), 35% bonds (Bloomberg Barclays U.S. Aggregate Index), and 13%-19.5% international stocks (MSCI EAFE Index). Since 8/1/12, the blended benchmark has been composed of 45.5% domestic stocks (S&P 500 Index), 35% bonds (Bloomberg Barclays U.S. Aggregate Index), and 19.5% international stocks (MSCI EAFE Index). The indices and percentages may vary over time.

b Return since 12/17/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles M. Shriver	Chairman of Investment Advisory Committee	2011	1999

Purchase and Sale of Fund Shares

The fund (other than the I Class) generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

SUMMARY	7

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F68-045 5/1/19